Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$836,978
Unrealized Gain (Loss) on Market Value of Commodity Futures	(12,175,529)
Dividend Income	493,836
Interest Income	285,082
ETF Transaction Fees	350
Total Income (Loss)	$(10,559,283)

Expenses
Management Fees	$148,173
Professional Fees	2,250
Brokerage Commissions	6,165
Directors' Fees and insurance	3,017
Total Expenses	$159,605
Net Income (Loss)	$(10,718,888)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/25	$237,605,201
Withdrawals ((100,000) Shares)	(6,774,067)
Net Income (Loss)	(10,718,888)

Net Asset Value End of Month	$220,112,246
Net Asset Value Per Share (3,200,000 Shares)	$68.79

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,948,825
Unrealized Gain (Loss) on Market Value of Commodity Futures	(23,072,712)
Dividend Income	374,243
Interest Income	218,186
ETF Transaction Fees	3,850
Total Income (Loss)	$(18,527,608)

Expenses
Management Fees	$91,766
Brokerage Commissions	3,564
Directors' Fees and insurance	2,298
Total Expenses	$97,628
Net Income (Loss)	$(18,625,236)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/25	$200,037,829
Additions (250,000 Shares)	7,234,880
Withdrawals ((950,000) Shares)	(26,576,305)
Net Income (Loss)	(18,625,236)

Net Asset Value End of Month	$162,071,168
Net Asset Value Per Share (5,650,000 Shares)	$28.69

the Month Ended April 30, 2025

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$4,785,803
Unrealized Gain (Loss) on Market Value of Commodity Futures	(35,248,241)
Dividend Income	868,079
Interest Income	503,268
ETF Transaction Fees	4,200
Total Income (Loss)	$(29,086,891)

Expenses
Management Fees	$239,939
Professional Fees	2,250
Brokerage Commissions	9,729
Directors' Fees and insurance	5,315
Total Expenses	$257,233
Net Income (Loss)	$(29,344,124)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/25	$437,643,030
Additions (250,000 Shares)	7,234,880
Withdrawals (1,050,000 Shares)	(33,350,372)
Net Income (Loss)	(29,344,124)

Net Asset Value End of Month	$382,183,414

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596